Exhibit (h)(5)(i)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – DIRECTORS & OFFICERS LIABILITY

as of February 28, 2025

VOYA ASIA PACIFIC HIGH DIVIDEND	VOYA GLOBAL EQUITY DIVIDEND
EQUITY INCOME FUND	AND PREMIUM OPPORTUNITY FUND
VOYA CREDIT INCOME FUND	VOYA GOVERNMENT MONEY
VOYA EMERGING MARKETS HIGH	MARKET PORTFOLIO

DIVIDEND EQUITY FUND	VOYA INFRASTRUCTURE,
VOYA ENHANCED SECURITIZED	INDUSTRIALS AND MATERIALS FUND

INCOME FUND	VOYA INTERMEDIATE BOND
VOYA EQUITY TRUST	PORTFOLIO

Voya Corporate Leaders® 100 Fund	VOYA INVESTORS TRUST
Voya Global Income & Growth Fund	Voya Balanced Income Portfolio
Voya Large-Cap Growth Fund	Voya Global Perspectives® Portfolio
Voya Large Cap Value Fund	Voya Government Liquid Assets Portfolio1
Voya Mid Cap Research Enhanced Index	Voya High Yield Portfolio1
Fund	Voya Inflation Protected Bond Plus Portfolio
Voya MidCap Opportunities Fund	Voya Large Cap Growth Portfolio
Voya Multi-Manager Mid Cap Value Fund	Voya Large Cap Value Portfolio
Voya Small Cap Growth Fund	Voya Limited Maturity Bond Portfolio1
Voya Small Company Fund	Voya Retirement Conservative Portfolio
Voya VACS Series MCV Fund	Voya Retirement Growth Portfolio
VOYA FUNDS TRUST	Voya Retirement Moderate Growth Portfolio
Voya Retirement Moderate Portfolio
Voya Floating Rate Fund	Voya U.S. Stock Index Portfolio1
Voya GNMA Income Fund	Voya VACS Index Series S Portfolio
Voya Government Money Market Fund	VOYA INVESTORS TRUST (cont.)
Voya High Yield Bond Fund
Voya Intermediate Bond Fund	VY® CBRE Global Real Estate Portfolio
Voya Short Duration Bond Fund	VY® CBRE Real Estate Portfolio
Voya Short Duration High Income Fund	VY® Invesco Growth and Income Portfolio
Voya Strategic Income Opportunities Fund	VY® JPMorgan Emerging Markets Equity
Voya VACS Series HYB Fund	Portfolio1
VY® JPMorgan Small Cap Core Equity
VOYA GLOBAL ADVANTAGE AND	Portfolio1
PREMIUM OPPORTUNITY FUND	VY® Morgan Stanley Global Franchise
Portfolio1
VY® T. Rowe Price Capital Appreciation	Voya Solution Aggressive Portfolio
Portfolio1	Voya Solution Balanced Portfolio
VY® T. Rowe Price Equity Income Portfolio1	Voya Solution Conservative Portfolio
VOYA MUTUAL FUNDS	Voya Solution Income Portfolio
Voya Solution Moderately Aggressive
Voya Global Bond Fund	Portfolio
Voya Global High Dividend Low Volatility	VY® American Century Small-Mid Cap
Fund	Value Portfolio
Voya Multi-Manager Emerging Markets	VY® Baron Growth Portfolio
Equity Fund	VY® Columbia Contrarian Core Portfolio
Voya Multi-Manager International Equity	VY® Columbia Small Cap Value II Portfolio
Fund	VY® Invesco Comstock Portfolio
Voya Multi-Manager International Small Cap	VY® Invesco Equity and Income Portfolio
Fund	VY® JPMorgan Mid Cap Value Portfolio
Voya VACS Series EME Fund	VY® T. Rowe Price Diversified Mid Cap
Growth Portfolio
VOYA PARTNERS, INC.	VY® T. Rowe Price Growth Equity Portfolio
Voya Global Bond Portfolio	VOYA SEPARATE PORTFOLIOS
Voya Global Insights Portfolio
Voya Index Solution 2025 Portfolio	TRUST
Voya Index Solution 2030 Portfolio	Voya Investment Grade Credit Fund
Voya Index Solution 2035 Portfolio	Voya Securitized Credit Fund
Voya Index Solution 2040 Portfolio	Voya Target In-Retirement Fund2
Voya Index Solution 2045 Portfolio	Voya Target Retirement 2025 Fund2
Voya Index Solution 2050 Portfolio	Voya Target Retirement 2030 Fund2
Voya Index Solution 2055 Portfolio	Voya Target Retirement 2035 Fund2
Voya Index Solution 2060 Portfolio	Voya Target Retirement 2040 Fund2
Voya Index Solution 2065 Portfolio	Voya Target Retirement 2045 Fund2
Voya Index Solution Income Portfolio	Voya Target Retirement 2050 Fund2
Voya International High Dividend Low	VOYA SEPARATE PORTFOLIOS
Volatility Portfolio	TRUST (cont.)
Voya Solution 2025 Portfolio	Voya Target Retirement 2055 Fund2
Voya Solution 2030 Portfolio	Voya Target Retirement 2060 Fund2
Voya Solution 2035 Portfolio	Voya Target Retirement 2065 Fund2
Voya Solution 2040 Portfolio	Voya VACS Series EMHCD Fund
Voya Solution 2045 Portfolio	Voya VACS Series SC Fund
Voya Solution 2050 Portfolio	VOYA VARIABLE FUNDS
Voya Solution 2055 Portfolio
Voya Solution 2060 Portfolio	Voya Growth and Income Portfolio
Voya Solution 2065 Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2

VOYA VARIABLE INSURANCE TRUST

VY® BrandywineGLOBAL – Bond Portfolio

VOYA VARIABLE PORTFOLIOS, INC.

Voya Emerging Markets Index Portfolio

Voya Global High Dividend Low Volatility

Portfolio

Voya Index Plus LargeCap Portfolio

Voya Index Plus MidCap Portfolio

Voya Index Plus SmallCap Portfolio

Voya International Index Portfolio

Voya Russell™ Large Cap Growth Index

Portfolio

Voya Russell™ Large Cap Index Portfolio

Voya Russell™ Large Cap Value Index

Portfolio

Voya Russell™ Mid Cap Growth Index

Portfolio

Voya Russell™ Mid Cap Index Portfolio

Voya Russell™ Small Cap Index Portfolio

Voya Small Company Portfolio

Voya U.S. Bond Index Portfolio

Voya VACS Index Series EM Portfolio

Voya VACS Index Series I Portfolio

Voya VACS Index Series MC Portfolio

Voya VACS Index Series SC Portfolio

VOYA VARIABLE PRODUCTS TRUST

Voya MidCap Opportunities Portfolio

Voya SmallCap Opportunities Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3